UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21826

Nagle Funds

(Exact name of registrant as specified in charter)

57 Willow Drive

Little Silver, NJ 07739

 (Address of principal executive offices)

(Zip code)

Peter J. Nagle

57 Willow Drive

Little Silver, NJ 07739

 (Name and address of agent for service)

With copies to:

JoAnn M. Strasser

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinatti, Ohio 45202

Registrant's telephone number, including area code: (800) 595-4866

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

NAGLE TOTAL MARKET PLUS FUND

June 30, 2008

Dear Shareholder,

The Nagle Total Market Plus Fund had its 2nd anniversary with the quarter ended 6/30/2008.  The past two years have been a difficult time, to say the least, for just about every asset class except commodities, which have begun to come back to reality.  While we have been bombarded with emphasis on the negatives, which are real, human nature tends to make most of us ignore the counterbalancing up moves during this period.

The total return for The Nagle Market Plus Fund for its first two years has been positive.  Unfortunately, equities have underperformed the long term average for returns on the U.S. equity market.  It is evident, that in periods of severe market stress, a broad based equity portfolio will keep risk (variance) lower than an investment in individual stocks or subsets of the market.  Another point worth noting is that with the negative effect of credit downgrades and low, but rising, interest rates the return on fixed income investments has been minimal or even negative..  Compare that to the return of –10% to -20% in Real Estate or some sub sectors of the market and individual stocks that had returns of anywhere from -30% to -60%.   I think if you have noticed The Nagle Total Market Fund participates when the overall market rebounds and is designed to perform when the economy resumes its historical long term trend.

One last note for those that worry because they think the U.S. is on a permanent decline.  Regardless of whether that is the case or not, the largest companies in the U.S. equity market are involved in the global economy.  As one long time market investor noted; England peaked in 1912 and Holland peaked in 1617 and both economies and societies have survived and have a first rate standard of living.

As always, feel free to contact me with any questions about The Nagle Total Market Fund.

Sincerely,

Peter J Nagle, President-The Nagle Funds

57 Willow Drive

Little Silver, NJ 07739

www.naglefunds.com

	Nagle Total Market Plus Fund
	Schedule of Investments
	June 30, 2008 (Unaudited)

Shares		Value

EXCHANGE TRADED FUNDS - 98.28%
4,000	Financial Select Sector SPDR	$ 81,040
700	iShares MSCI Emerging Markets Index	95,004
7,500	iShares Russell 2000 Index	517,875
4,000	Midcap SPDRS	595,200
14,500	S&P 500	1,855,710

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $3,300,704) - 98.28%		3,144,829

SHORT TERM INVESTMENTS - 1.24%
39,659	AIM Short Term Investments Company Prime Portfolio	39,659
	(Cost $39,659) 2.62% **

TOTAL INVESTMENTS (Cost $3,340,363) - 99.52%		3,184,488

OTHER ASSETS LESS LIABILITIES - 0.48%		15,505

NET ASSETS - 100.00%		$ 3,199,993

** Variable rate security; the coupon rate shown represents the yield at June 30, 2008.
The accompanying notes are an integral part of these financial statements.

Nagle Total Market Plus Fund
Statement of Assets and Liabilities
June 30, 2008 (Unaudited)

Assets:
Investments, at Value (Cost $3,340,363)	$ 3,184,488
Receivables:
Dividends and Interest	13,404
Due from Advisor	27,654
Total Assets	3,225,546
Liabilities:
Other Accrued Expenses	25,553
Total Liabilities	25,553
Net Assets	$ 3,199,993

Net Assets Consist of:
Paid In Capital	$ 3,343,929
Accumulated Undistributed Net Investment Income	5,503
Accumulated Undistributed Realized Gain on Investments and Options Written	6,436
Unrealized Depreciation in Value of Investments and Options Written	(155,875)
Net Assets, for 311,562 Shares Outstanding	$ 3,199,993

Net Asset Value Per Share	$ 10.27

The accompanying notes are an integral part of these financial statements.

Nagle Total Market Plus Fund
Statement of Operations
For the six months ended June 30, 2008

Investment Income:
Dividend income from underlying funds	$ 26,963
Interest	403
Total Investment Income	27,366

Expenses:
Advisory Fees (Note 3)	13,151
Legal Fees	5,485
Transfer Agent Fees	7,045
Audit Fees	5,485
Distribution and/or Service (12b-1) Fees	4,384
Custodial Fees	2,348
Trustee Fees	2,275
Insurance	748
Registration Fees	2,493
Miscellaneous	182
Printing & Mailing	86
Total Expenses	43,682
Fees Waived and Expenses Reimbursed by the Advisor (Note 3)	(21,764)
Net Expenses	21,918

Net Investment Income	5,448

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(24,623)
Realized Gain on Options	13,560
Net Change in Unrealized Depreciation on:
Investments	(345,958)
Options	-
Realized and Unrealized Loss on Investments and Options	(357,021)

Net Decrease in Net Assets resulting from Operations	$ (351,573)

The accompanying notes are an integral part of these financial statements.

Nagle Total Market Plus Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2008	12/31/2007
Increase in Net Assets From Operations:
Net Investment Income	$ 5,448	$ 13,831
Net Realized Gain (Loss) on Investments and Options Written	(11,063)	90,584
Unrealized Appreciation (Depreciation) on Investments and Options Written	(345,958)	50,151
Net Increase (Decrease) in Net Assets Resulting from Operations	(351,573)	154,566

Distributions to Shareholders:
Net Investment Income	-	(13,776)
Realized Gains	-	(73,085)
Total Distributions	-	(86,861)

Capital Share Transactions (Note 5)	(85,105)	651,094

Total Increase (Decrease)	(436,678)	718,799

Net Assets:
Beginning of Year	3,636,671	2,917,872

End of Year (Including Undistributed Net Investment Income
of $5,448 and $55, respectively)	$ 3,199,993	$ 3,636,671

The accompanying notes are an integral part of these financial statements.

Nagle Total Market Plus Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months	Year	Period
	Ended	Ended	Ended
	6/30/2008	12/31/2007	12/31/2006 *

Net Asset Value, at Beginning of Period	$ 11.40	$ 11.11	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.02	0.05	0.08
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.15)	0.52	1.10
Total from Investment Operations	(1.13)	0.57	1.18

Distributions:
Net Investment Income	-	(0.05)	(0.04)
Realized Gains	-	(0.23)	(0.03)
Total from Distributions	-	(0.28)	(0.07)

Net Asset Value, at End of Period	$ 10.27	$ 11.40	$ 11.11

Total Return ***	(9.91)%	5.09%	11.78%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,200	$ 3,637	$ 2,918
Before Waivers
Ratio of Expenses to Average Net Assets ****	2.50%	2.44%	4.88%
Ratio of Net Investment Loss to Average Net Assets ****	(0.93)%	(0.78)%	(2.21)%
After Waivers
Ratio of Expenses to Average Net Assets ****	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets ****	0.31%	0.41%	1.43%
Portfolio Turnover	7.79%	18.49%	48.92%

* For the period June 14, 2006 (commencement of investment operations) through December 31, 2006.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
**** Annualized
The accompanying notes are an integral part of these financial statements.

NAGLE TOTAL MARKET PLUS FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008 (UNAUDITED)

Note 1. Organization

The Nagle Total Market Plus Fund (the “Fund”), is a diversified series of Nagle Funds (the “Trust”), an open-end regulated investment company, that was organized as an Ohio business trust on January 9, 2006.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series of funds currently authorized by the Trustees. The Fund commenced investment operations on June 14, 2006. The Fund’s investment objective is long-term total return. The Fund’s principal investment strategy is to invest in a diversified portfolio of  stocks by purchasing exchange-traded funds (“ETFs”). The investment advisor to the Fund is Peter J. Nagle (the “Advisor”).

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board of Trustees has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines the Advisor is required to consider all appropriate factors relevant to the value of securities for which its has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls since fair value depends upon circumstances of each individual case. As a general principle the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonable expect to receive for them upon current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market or similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or amount dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs," to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 -  quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The  following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value:

                                                                           Investments                  Other Financial

Valuation Inputs:                                               In Securities                     Instruments

Level 1 – Quoted Prices                                       $3,184,488                          $         -

Level 2 – Significant Other Observable Inputs                    -                                      -

Level 3 – Significant Unobservable Inputs                          -                                      -

Total                                                                      $3,184,488                          $         -

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Repurchase agreements- In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Option Writing- When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Financial Futures Contracts- The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in market values or interest rates.  Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit).  Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the security.  The Fund recognizes a gain or loss equal to the daily variation margin.  Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.  The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

Distributions to Shareholders - The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Advisory and Distribution Agreements

The Fund has a management agreement with the Advisor to furnish investment advisory and management services to the Fund.  The Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.75%.  The Advisor has agreed to waive his management fee and reimburse expenses to the extent that the Fund’s total annual operating expenses exceed 1.25% of the Fund’s average daily net assets through April 30, 2009. The Advisor’s obligation to reimburse expenses excludes brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any direct expenses (such as expenses incurred by other investment companies in which the Fund invests) and extraordinary expenses. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  For the six months ended June 30, 2008, the Advisor earned advisory fees of $13,151. For the six months ended June 30, 2008, in the aggregate, the Advisor waived and/or reimbursed the Fund a total of $21,764.  At June 30, 2008, the Advisor owed the Fund $27,654.

The Fund has adopted a Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended whereby the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to: advertising, printing of prospectuses and reports for prospective shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum of the Fund's average net assets. For the six months ended June 30, 2008, the Plan accrued fees of $4,384, of which all were waived.

Note 4. Related Party Transactions

Peter J. Nagle is the Advisor and also serves as a trustee and officer of the Trust.  Mr. Nagle receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

Note 5. Capital Stock

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital at June 30, 2008 was $3,343,929 representing 311,562 shares outstanding.

Transactions in capital stock were as follows:

	Six Months Ended 6/30/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount
Shares Sold	33,090	$351,483	75,958	$884,483
Shares issued in reinvestment of distributions	0	0	7,533	86,861
Shares redeemed	(40,594)	(436,588)	(27,177)	(320,250)
Net Increase	(7,636)	$(85,105)	56,314	$651,094

Note 6. Options

As of June 30, 2008, the Fund had no outstanding options.

Transactions in written call options during the period ended June 30, 2008 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at January 1, 2008	0	$ 0
Options written	230	13,560
Options exercised	0	0
Options expired	(230)	(13,560)
Options terminated in closing purchase transaction	0	0
Options outstanding at June 30, 2008	0	$ 0

Note 7. Investment Transactions

For the six months ended June 30, 2008, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options aggregated $270,843 and $344,553, respectively.  Purchases and sales of options aggregated $0 and $13,560, respectively. There were no purchases and sales of U.S. Government obligations.

Note 8. Tax Matters

For Federal income tax purposes, the cost of investments owned at June 30, 2008 was $3,340,363.

At June 30, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) including positions in securities sold short and options written was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$32,544	($188,419)	$(155,875)

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Value
Undistributed Net Investment Income	$ 5,448
Realized Losses	(11,063)
Unrealized depreciation on investments; options and securities sold short	$(345,958)
$(351,573)

Dividends and Distributions to Shareholders- The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of 1940 Act. As of June 30, 2008, the Schrems family, in aggregate, owned approximately 32% of the Fund and may be deemed to control the Fund.

Note 10.  New Accounting Pronouncements

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on January 1, 2007.  FASB Interpretation No. 48 requires that the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, they have a more than 50 percent likelihood of being sustained upon examination.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

Nagle Total Market Plus Fund
Expense Illustration
June 30, 2008 (Unaudited)

Expense Example

As a shareholder of the Nagle Total Market Plus Fund, you incur ongoing costs consisting of management fees, distribution and/or Service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2008	June 30, 2008	January 1, 2008 to June 30, 2008

Actual	$1,000.00	$900.88	$5.91
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.65	$6.27

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

NAGLE TOTAL MARKET PLUS FUND

ADDITIONAL INFORMATION

JUNE 30, 2008 (UNAUDITED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 595-4866 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 595-4866 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 595-4866.

Board of Trustees

Peter J. Nagle

Josephine T. Nagle

Don Asay

Margaret A. Penta

Rose Marie Widdis

Investment Adviser

Peter J. Nagle

57 Willow Drive

Little Silver, NJ  07739

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Nagle Total Market Plus Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective Prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Nagle Funds

By /s/Peter J. Nagle

     *Peter J. Nagle

     President and Treasurer

Date: September 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Peter J. Nagle

     *Peter J. Nagle

     President and Treasurer

Date September 3, 2008

*Print the name and title of each signing officer under his or her signature.